Exhibit 99.1

MarkWest Energy Partners Investor Conference September 12 and 14, 2006 Houston and New York

This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest.Although we believe that the expectations reflected in the forward-looking statements, including those referring to future performance, growth, cash flow, income, distributions, coverage ratios, dividends, or other items or events, are reasonable, we can give no assurance that such expectations or the assumptions behind them will prove to be correct, or that projected performance or distributions will be achieved. The forward-looking statements involve a variety of risks and uncertainties, which are identified below and further discussed in the attached Appendix to this Presentation, which should be carefully reviewed and considered. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations and financial condition, include:Fluctuations and volatility of natural gas, NGL product and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions. Forward Looking Statements Contact: Frank Semple, President and CEO Nancy Masten, Senior VP and acting CFO Andy Schroeder, VP Finance and Treasurer Phone: (866) 858-0482 Website: www.markwest.com

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of EBITDA, Segment EBITDA and Distributable Cash Flow. We define EBITDA as net income or loss before interest; provision for income taxes; and depreciation and amortization expense. We define Segment EBITDA as segment revenue, net of purchased product costs and facility expenses. EBITDA and Segment EBITDA are not a measure of performance calculated in accordance with GAAP, and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our financial statements. EBITDA and Segment EBITDA are presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA and Segment EBITDA are useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that EBITDA and Segment EBITDA provide additional and useful information to our investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA and Segment EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow, Segment EBITDA and EBITDA is net income. Please see the Appendix for our calculations of Segment EBITDA, EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

Frank Semple – Overview and Strategy John Mollenkopf – Business Unit Review Randy Nickerson – Growth Strategy Nancy Masten– Financial Strategy Andy Schroeder – Distribution Analysis Frank Semple – Closing Summary Q&A Agenda

High-quality, diverse portfolio of midstream assets serving very prolific natural gas basins in the US. Ranked #1 in customer satisfaction Successful track record of accretive acquisitions and organic expansions Experienced board and management team with significant alignment of interests with unitholders Superior and sustainable distribution growth MarkWest Energy Partners Overview

MarkWest - Structure

- *MarkWest Hydrocarbon, Inc.*
- Ticker — MWP (AMEX)
- 12.0 million shares outstanding
- Price (9/8/06) — $26.12
- Market cap (9/8/06) — $312 million
  - Key assets:
    - 2.47 million units in MWE
    - 89.2% of MWE General Partner
    - Gas and natural gas liquid marketing

Owns 16.7% of

MarkWest Energy Partners, L.P.

- Ticker — MWE (AMEX)
- 16.2 million units outstanding
- Price (9/8/06) — $47.00
- Market cap (9/8/06) — $760 million
- Key assets:
  - Southwest
    - East Texas gathering system & processing plant acquired from ACET
    - W. Oklahoma gathering and processing systems
    - Lateral pipelines to power plants
    - 19 gathering systems
  - Gulf Coast
    - Javelina Processing Facility
    - Starfish Pipeline Company
  - Northeast
    - Largest gas processor in Appalachia
    - Plant and pipelines — western Michigan

MARKWEST
5
Investor Conference September 2006

§§Foss Lake Gathering System Acquired December 2003 167 miles of gathering pipeline Gas processing plant 90 MMcf/d capacity Lubbock Lateral System Acquired September 2003 68 mile gas pipeline 100 MMcf/d capacity Starfish Pipeline Company Acquired March 2005 Offshore gas gathering systems West Cameron dehydration Javelina Company Acquired November 2005 Gas processing, fractionation and transportation facilities Appalachia 5 processing plants with 352 MMcf/d capacity NGL fractionation plant 136 mile NGL pipeline 11 million gallon NGL storage facility Carthage Gathering & Processing System Acquired July 2004 230 miles of gathering 400 MMcf/d capacity 200 MMcf/d processing plant in service January 1, 2006 Michigan Crude Oil Pipeline and Natural Gas System Crude oil pipeline acq. Dec. 2003 250 mile intrastate pipeline 90 mile natural gas pipeline Gas processing plant Niagaran Reef production Pinnacle Gathering Systems Acquired March 2003 17 gas gathering systems 3 lateral gas pipelines DiversifiedPortfolio of Quality Assets

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc 2006 Customer Satisfaction Survey

Twelve Distribution Increases Since IPO


84% Distribution Growth since IPO
(15% CAGR)
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.50
$0.50
$0.52
$0.58
$0.58
$0.64
$0.67
$0.69
$0.74
$0.76
$0.78
$0.80
$0.80
$0.82
$0.82
$0.87
$0.92
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2002
2003
2004
2005
2006
Common Unit Distribution

MARKWEST
Investor Conference September 2006
8

Business Strategy Drive Sustainable Cash Flow Provide sustainable distributions per unit to our limited unit-holders over the long-term through contracts, commodity hedging and distribution coverage Optimize existing assets Capture natural gas and crude oil production from existing and new customers Increase throughput at minimal incremental cost Expand operations through new construction Continue to expand asset base in primary areas of operation to meet the anticipated need for additional midstream services Expand operations through acquisitions Continue to pursue strategic acquisitions of assets and businesses in our existing areas of operation to leverage or step-out from existing infrastructure Acquire assets outside existing areas to develop new operating areas Mission To be the “best in class” midstream energy company, providing innovative solutions for our customers while achieving superior and sustainable returns for our unitholders

Business Unit Review John Mollenkopf Southwest Gulf Coast Northeast

Business Unit Overview Provides Midstream Services for over 1.3 BCF/Day of Gas Assets servicing three of the largest and most active natural gas producing basins in the United States Appalachian Basin (50+ TCF) Carthage Field (18+ TCF) Anadarko Basin (13+ TCF) Diverse customer base Major Oil Companies (Chevron, BP, ExxonMobil, ConocoPhillips) Large Independents (Chesapeake, Devon, XTO, Anadarko, Apache, Equitable, Sampson, El Paso) Refiners (Citgo, Flint Hills, Valero) Smaller Independents (over 50 companies)

Business Unit Overview Strategic Franchise Assets Largest gas processor in northeast United States Key service provider for Corpus Christi, Texas Refiners Critical crude oil pipeline serving Michigan Texas Lateral Pipelines Well Designed, Efficient Assets New and growing gathering and processing systems in Southwest BU Newer/High Recovery Gas Plants State of the art Javelina off-gas processing/fractionation facility

Business Unit Overview Diverse Contractual Mix Fee Based Processing and NGL Storage Fee Based Gathering and Compression Demand Based Transportation Fees (Texas Laterals) Percent of Liquids Processing (POL) Percent of Index Gas Gathering and Processing (POI) Keep Whole Processing (KW) FERC regulated Tariffs (Starfish, Michigan Crude, Hobbs Lateral)

MarkWest Operating Philosophy Provide Exceptional Customer Service Build and Maintain Efficient Gathering Systems and Plants Understand Customer’s Needs / Be Fast Focus on Growth / Be Entrepreneurial Thrive in Competitive Market Maintain Excellent Safety and Environmental Record

15 Source: EnergyPoint Research, Inc. Award-Winning Customer Service

Business Units – Diverse Asset Base Segment EBITDA for the 6 months ended June 30, 2006: $92.3 million E Texas36%Oklahoma15%Other SW6%Javelina31%Appalachia10%Michigan2%

Southwest Business Unit Segment EBITDA for the 6 months ended June 30, 2006: $52.6 million East Texas62%Oklahoma27%Other SW11%

Southwest

East Texas System Overview

- **Competitive advantages and characteristics of our system:**
  - Prolific Cotton Valley reservoir (**approx 18 TCF remaining, active drilling**)
  - Low pressure service (Only LP service provider)
  - Common suction design for optimized compression redundancy (excellent runtime)
  - NGL's connected to West Texas Pipeline (better T&F rates)
  - System and Plant are essentially new - highly fuel efficient w/ minimal losses
  - Gas and liquid handling services provided

Acquired July 2004


City of Carthage
Guy

Gathering System

- 400 MMscfd Capacity (95% full)
- Over 250 miles of pipe
- Two systems (Carthage and Blocker)
- Over 100,000 hp of compression

Gas Processing Plant

- 200 MMcf/d Cryogenic Gas Plant (85% full)
- Highly fuel efficient and brand new 1/2006

MARKWEST

18

Investor Conference September 2006

East Texas has a wide variety of contracts and over 75 customers. For Gathering, typical contracts include: A gathering fee per mmbtu of gas gathered A compression fee per mmbtu per stage of compression Deemed compressor fuel and system loss (we make money from being more efficient than the deemed fuel and loss) We also purchase some gas at the wellhead with all of the above fees built into the price New Blocker system 100% fee-based Southwest As of September 1, 2006, the Carthage Gas Plant has three different types of contracts: Percent of Liquids (POL) where MW retains a portion of the liquids for processing services (79% of processed volume) Fee based processing where MW charges a fixed fee and returns all of the liquids (15% of processed volume) Keep Whole processing (6% of processed volume) In addition, we collect transport fees for our NGL Pipeline East Texas System Contracts

Southwest $ in millions 6 months 6 months ended ended Year ended 6/30/2006 6/30/2005 12/31/2005 Revenues $64.1 $33.9 $86.2 Operating Expenses: Purchased product costs 23.3 10.1 39.0 Facility expenses 8.0 5.1 10.5 Total 31.3 15.2 49.5 Segment EBITDA $32.8 $ 18.7 $36.7 Operational Results – East Texas

Oklahoma Southwest

Foss Lake Gathering System and Arapaho Processing Plant Southwest Competitive advantages and characteristics of our system: Prolific Anadarko Basin (approx 13+ TCF remaining, active drilling) Low and medium pressure service System and Plant are essentially new - highly fuel efficient and reliable w/ minimal losses Lightning fast well connections compared to our competitors Expanded accounting services for our customers 100 MMscfd Capacity (90% full) Over 250 miles of pipe Over 35,000 hp of compression 100 MMcf/d Cryogenic Gas Plant (90% full) Highly fuel efficient and recently expanded 1/2006 Gathering System Gas Processing Plant Acquired Dec 2003

The Foss Lake gathering contracts provide for a number of contract fees and retainage including: A gathering fee per mmbtu of gas gathered A compression fee per mmbtu per stage of compression Deemed compressor fuel and system loss (we make money from improved efficiency compared to deemed F&L) We also purchase some gas at the wellhead with all of the above fees built into the price Oklahoma Contracts The Arapaho plant has keepwhole processing agreements with the producers, with the option to minimize recovery of ethane and even shut down when the spread is negative Approximately 50% of the contracts also contain provisions reimbursing us for a share of the costs if the plant is shut down Keep Whole margins favorable in western Oklahoma due to favorable gas price locational differential and favorable Conway NGL prices Southwest

Operational Results – Oklahoma Southwest $ in millions 6 months 6 months ended ended Year ended 6/30/2006 6/30/2005 12/31/2005 Revenues $110.2 $ 80.7 $213.9 Operating Expenses: Purchased product costs 92.3 71.3 193.8 Facility expenses 3.6 2.1 4.9 Total 95.9 73.4 198.7 Segment EBITDA $14.3 $ 7.3 $15.2

Assets: Appleby gathering system Four lateral pipelines 15 other natural gas gathering systems Other Southwest Business Segment Southwest

Other Southwest Segment EBITDA for the 6 months ended June 30, 2006: $5.5 million Southwest Appleby42%Laterals39%Other Gathering19%

Appleby Gathering System Competitive advantages and characteristics of our system: Prolific Travis Peak reservoir (50 new wells per year) Low pressure service System 50% New and Growing - highly fuel efficient and reliable w/ minimal losses Fast well connections Chesapeake is anchor customer 50 MMcf/d Capacity (85% full) Over 200 well/CDP connections Over 10,000 hp of compression 65 MMcf/d Dewpoint processing Potential for deep cut expansion Gathering System Gas Processing Plant Acquired Mar 2003 Southwest

Appleby/Other Gathering System Contracts Appleby contracts are fee based with a fixed retainage for fuel and loss. In some cases we buy the producer’s gas at the wellhead less a fee. Other systems have a variety of contracts including fee based, wellhead purchases and POI contracts

Lateral Pipelines

Southwest



- Lake Whitney lateral – a 33-mile intrastate pipeline that transports natural gas to a power plant near Waco, Texas
- Rio Nogales lateral – A two pipeline, 27-mile system that transports natural gas to a power plant near Sabine, Texas
- PowerTex Lateral – 68 mile intrastate gas pipeline system that transports natural gas from EPNG and NNG to industrial and municipal consumers in Lubbock, Texas
- Hobbs Lateral – 4 miles of 10-inch and 12-inch Intrastate gas transmission pipeline that transports gas from Transwestern and NNG to Southwestern Public Service's Cunningham and Maddox power plants in Hobbs, New Mexico (FERC Regulated)
- Fee-based income – All laterals contracts are fee-based in nature. In addition, the fees at Lake Whitney and Rio Nogales are 100% demand charges

MARKWEST
29
Investor Conference September 2006

Operational Results – Other SW Southwest $ in millions 6 months 6 months ended ended Year ended 6/30/2006 6/30/2005 12/31/2005 Revenues $47.7 $ 40.5 $106.7 Operating Expenses: Purchased product costs 39.2 33.7 92.6 Facility expenses 3.0 2.0 5.0 Total 42.2 35.7 97.6 Segment EBITDA $5.5 $ 4.8 $ 9.1

Gulf Coast Business Unit Javelina Starfish

Javelina Processing Facility

Gulf Coast

- **Competitive advantages and characteristics of our Plant:**
  - Plant provides critical services for six refineries in Corpus Christi, Texas
  - Franchise position with refineries
  - Excellent relationships with refinery customers
  - Efficient off-gas processing and fractionation facility
  - Product pipelines to critical end markets

Off-Gas Processing

- 140 MMscfd Capacity
- Cryogenic and PSA processes for Hydrogen/Methane separation and removal of H_2S/CO_2

Fractionation/Pipelines

- Produces Ethylene, Ethane, Propane, Propylene, Mixed-Butanes and Pentanes
- Residue, Ethylene, Ethane, Propylene product pipelines

Acquired Nov 2005


Corpus Christi Bay
Javelina Facilities
Valero Refineries
Citgo Refineries
Flint Hills Refineries

MARKWEST
32
Investor Conference September 2006

Javelina – Commercial Arrangements Six months ended June 30, 2006 Revenue by Product Gulf Coast Percentage of Liquids, (“POL”) processing arrangements Refiners pay all utility costs Currently in negotiations with one refiner to move to a fee-based or fee-based equivalent contract structure Residue Gas returned to refiners Products sold to local chemical plants and refiners or shipped to Mt. Belvieu via pipeline Ethylene23%Ethane23%P/P Mix10%Propane17%Butanes17%Pentanes1%Hydrogen9%

Operational Results - Javelina $ in millions 6 months 6 months ended ended Year ended 6/30/2006 6/30/2005 12/31/2005* Revenues $33.8 $ - $13.8 Operating Expenses: Purchased product costs - - - Facility expenses 5.1 - 2.1 Total 5.1 - 2.1 Segment EBITDA $28.7 $ - $11.7 Gulf Coast * - since 11/1/05 acquisition by MarkWest Energy Partners

Triton - 17 miles of gathering pipelines on the shelf - 43 mile Gunnison deepwater lateral -12 mile expansion in 2006 Starfish Pipeline Facilities Stingray - 380 miles FERC regulated pipeline - 1.2 Bcf per day pipeline capacity - 48,750 Hp compression West Cam Dehydration - 950 MMcf/d capacity NGPL Leased pipeline - 32 miles onshore/offshore pipeline Gulf Coast Commercial Arrangements: Fee based gathering and transmission 50% non-operating membership interest in Starfish Pipeline Company, LLC, a joint venture with Enbridge Offshore Pipelines LLC. Consists of FERC-regulated Stingray natural gas pipeline, the unregulated Triton natural gas-gathering system and West Cameron dehydration facility, all of which are located in the Gulf of Mexico and Southwestern Louisiana

Northeast Business Unit

Northeast Business Unit Northeast Segment EBITDA for the 6 months ended June 30, 2006: $11.0 million Michigan16%Appalachia84%

One of the oldest supply basins in North America with very long-lived reserves Blanket producing formation behind system; producers achieve over 98% drilling success Largest processor and fractionator in the northeast Total inlet gas processing capacity of 342 MMcf/d (Kenova, Maytown, Boldman, Kermit and Cobb plants) and is operating at approx. 80% of capacity Residue gas is delivered to Columbia Gas Transmission NGLs are shipped from the gas plants to the Siloam fractionator that produces propane, butane and natural gasoline Siloam has a fractionation capacity of 600,000 gallons per day, is operating at approx. 75% of capacity and has approx. 11 million gallons of storage NGLs are sold by truck, rail and barge Contract Structure: Fee-based processing, fractionation, storage and transportation agreements with MarkWest Hydrocarbon in support of its producer processing agreements Percent of Proceeds agreement with Equitable at Maytown Appalachia Overview Northeast

Operational Results - Appalachia Northeast $ in millions 6 months 6 months ended ended Year ended 6/30/2006 6/30/2005 12/31/2005 Revenues $ 36.5 $ 31.4 $66.7 Operating Expenses: Purchased product costs 20.5 17.9 38.4 Facility expenses 6.8 8.9 19.4 Total 27.3 26.8 57.8 Segment EBITDA $ 9.2 $ 4.6 $ 8.9

Michigan Gas Gathering and Processing Overview

Northeast

- Basin Pipeline
  - 90-mile sour gas gathering pipeline connected to 30+ wells
  - Basin charges a regulated transportation fee
- West Shore Processing
  - 35,000 Mcf/d gas processing plant operated by Merit
  - The West Shore plant produces a fractionated propane stream and "BG mix" (commingled butanes and natural gasoline)
  - Contracts are 50% POL with a treating fee


Benzie Co.
Fisk gas plant
Manistee Co.
Mason Co.
Lake Co.
Basin Pipeline
Oceana Co.
Newaygo Co.
Existing producing reefs
Muskegon Co.

MARKWEST
Investor Conference September 2006
40

Michigan Crude Pipeline Overview The FERC-regulated Michigan Crude Pipeline consists of 244-miles of 4-inch to 16-inch pipeline and is connected to over 1,000 Niagaran Reef wells through 50 direct connects and delivers to Enbridge Pipeline The pipeline has four truck loading facilities and 150,000 barrels of storage. Michigan Pipeline charges a transportation tariff (fee) for each barrel transported Northeast

Operational Results - Michigan Northeast $ in millions 6 months 6 months ended ended Year ended 6/30/2006 6/30/2005 12/31/2005 Revenues $ 6.5 $ 6.3 $12.5 Operating Expenses: Purchased product costs 1.6 1.6 3.0 Facility expenses 3.1 2.7 6.1 Total 4.7 4.3 9.1 Segment EBITDA $ 1.8 $ 2.0 $ 3.4

Business Unit Summary High Quality Gas Gathering Assets in Premium Producing Basins Franchise assets in Appalachia, Javelina and Michigan Impressive and Diverse Customer Base Diverse Contractual Mix (Fee, POL, POI, etc.) Exceptional Customer Service Focused on Growth

Randy Nickerson Business Strategy

Business Strategy Provide sustainable distributions per unit to our limited unit-holders over the long-term through contracts, commodity hedging and distribution coverage Optimize existing assets Capture natural gas and crude oil production from existing and new customers Increase throughput at minimal incremental cost Expand operations through new construction Continue to expand asset base in primary areas of operation to meet the anticipated need for additional midstream services Capture growth from drilling in East Texas and western Oklahoma and from refineries in Corpus Christi Expand operations through acquisitions Continue to pursue strategic acquisitions of assets and businesses in our existing areas of operation to leverage or step-out from existing infrastructure Acquire assets outside existing areas to develop new operating areas Drive Sustainable Cash Flow

Optimize and Expand Existing Assets Optimize Existing Assets Capture growth opportunities and drive full value from acquired assets Expand Operations Through New Construction Expand operations through acquisitions Continue to pursue strategic acquisitions of assets and businesses in our existing areas of operation to leverage or step-out from existing infrastructure Acquire assets outside existing areas to develop new operating areas Business StrategyProvide sustainable distributions per unit to our limited unit-holders over the long-term through contracts, commodity hedging and distribution coverage Drive Sustainable Cash Flow

East Texas System Results Purchased in July 2004 for approximately $241 million Invested over $77 million in system expansions Gas volumes have grown by over 60% from 252 mmscfd in 2004 to over 400 mmscfd currently MarkWest’s share of the market has grown from approximately 29% to over 47% Segment EBITDA run rate has grown from $30 million per year to over $65 million Business Strategy$0.0$2.0$4.0$6.0$8.0$10.0$12.0$14.0$16.0$18.0$20.0Segment EBITDA ($ millions)Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2004 2005 2006

Oklahoma Results Purchased in December 2003 for $38 million Have invested almost $20 million in system expansions Gas volumes have grown by over 65% from 52 mmscfd to currently over 87 mmscfd MarkWest’s share of the market has grown from 10% to 19% Segment EBITDA run rate has grown from $5 million per year to over $28 million per year Business Strategy$0.0$1.0$2.0$3.0$4.0$5.0$6.0$7.0$8.0$9.0$10.0Segment EBITDA ($ millions)Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2004 2005 2006

Appleby Gathering Results Purchased in March 2003 with other assets for approx. $12 million as part of $40 million Pinnacle acquisition Have invested approximately $14 million in system expansions Gas volumes have grown by over 40% from 22 mmscfd in 2003 to over 33 mmscfd currently The system is now fully integrated and is highly reliable Contribution to Segment EBITDA has grown from an annualized $2.8 million to an annualized $5.1 million Business Strategy-$0.2$0.0$0.2$0.4$0.6$0.8$1.0$1.2$1.4$1.6($millions)Contribution to Segment EBITDAQ2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 20032004 2005 2006

2006 Plan Expansion Capital Expenditures Business StrategyExpansion Projects $100 million in organic growth projects since IPO with $92 million currently targeted for 2006($ in millions) $0$2$29$69$92$80 to$150200220032004200520062007 Prelim.$20 Oklahoma$13 Starfish$10 Appalachia$5 Javelina$22 Other SW$22 East Texas

Still Room to Grow East Texas Expansion Opportunities Step out opportunities in every direction Over 125 mmscfd available(via contract expiry) by end of 2009 Horizontal drilling just beginning in Cotton Valley 18+ TCF Reserves Business Strategy

Still Room to Grow In 2006, we have achieved production records for inlet gas volumes and most of the product streams Installing new facilities to increase production and improve product quality and pricing Opportunities from Refinery growth New off-gas opportunities are emerging Javelina Expansion Opportunities Drilling activity remains very high MarkWest firmly established as gatherer of choice New step out opportunities continue to emergeOklahoma Expansion Opportunities Business Strategy

Still Room to Grow Appleby Expansion Opportunities Anticipate dramatic increase in drilling and production Processing opportunity could add $3 to $5 million per year in EBITDA Expansion opportunities to the east and over 700 remaining drilling locations at current spacing Business Strategy

Appalachian Expansion Opportunities OHKY VAWV Boldman Cobb Maytown SiloamKenova TCO Line P Constrained Gas 25 – 50 MMcfd Constrained Gas 20 – 45 MMcfd Constrained Gas 10 – 30 MMcfd Constrained Gas 20 – 40 MMcfd Business Strategy

Potential Appalachian Expansion ProjectsVAWV Cobb SiloamKenova TCO Line KA 20 Tennessee Gas Potential Maytown expansion from 65 MMcfd refrigeration plant to 100 MMcfd cryogenic plant Big Sandy Pipeline Project Potential Boldman expansion from 50 MMcfd refrigeration plant to 75 MMcfd cryogenic plant Business StrategyPotential new 100 MMcfd cryogenic plant Straight Creek Pipeline Project Expand 45 miles of NGL pipeline to transport additional liquids

Business Strategy Optimize existing assets Capture natural gas and crude oil production from existing and new customers Increase throughput at minimal incremental cost Expand operations through new construction Continue to expand asset base in primary areas of operation to meet the anticipated need for additional midstream services Capture growth from drilling in East Texas and western Oklahoma and from refineries in Corpus Christi Expand operations through acquisitions Acquire great assets with strong upgrade opportunities Business StrategyProvide sustainable distributions per unit to our limited unit-holders over the long-term through contracts, commodity hedging and distribution coverage Drive Sustainable Cash Flow

History of Acquisition Success $759 MM Segment EBITDA Multiple Post IPO Acquisition Capital $794 Million Post Acquisition Capital $131 Million+ = Total Investment $935 Million Business Strategy$165 Million(1)Represents Segment EBITDA for the six months ended June 30, 2006, annualized, for assets acquired since IPO. Includes contribution to segment EBITDA of $1.2 million for the Michigan crude oil pipeline.

Diversified Growth Strategy

Business Strategy

Acquisitions

$794 million in acquisitions since IPO

($ in millions)


$111
$243
$440
2002
2003
2004
2005

EBITDA

Over 1300% Growth since IPO

($ in millions)


$149.2
(annualized)
$10.9
$16.4
$43.6
$60.8
$74.6
2002
2003
2004
2005
6 months ended June 30, 2006 (annualized)

MARKWEST
58
Investor Conference September 2006

IPO Present Unit Price $20.50 $47.65 +132% Annualized Distribution $2.00 $3.68 +84% EBITDA(1) $10.9 million $149.2 million +1369% Total Assets$85.9 million $1,039.0 million 1110% From year ended December 31, 2002 to six months ended June 30, 2006, annualized. Acquisition Success Drives Growth Business Strategy

Nancy Masten Financial Strategy

Financial Strategy Maintain conservative capital structure with targeted capitalization and leverage ratios Unsecured debt as primary constituent of long term debt obligations Maintain conservative distribution coverage ratio Financial Performance Objectives and Financial Goals: The Partnership has set growth targets based on increasing its distributions to unitholders by 10% per year while maintaining adequate liquidity to fund all anticipated capital and operating requirements. While distribution growth is important, leverage and coverage ratios will govern how quickly this is ultimately accomplished.Equity Issuance: Equity will be a significant source of growth capital for the Partnership. While leverage ratios may increase on a short term basis to fund growth, the Partnership will ultimately access the equity capital markets to bring capitalization ratios in line with stated targets.

Financial StrategyRisk Tolerance: As an MLP, the Partnership has a relatively low tolerance for financial risk. The Partnership will use leverage (both fixed and floating) to fund a portion of its growth but the balance sheet will be conservatively capitalized with debt levels targeted in the 50% range given our current asset base. Long/short term debt mix will be targeted at a 80/20 ratio to minimize refinancing risk. Adequate liquidity will be maintained through a combination of multi-year bank revolvers, cash, commercial paper and receivables factoring programs if applicable. Available liquidity will be sized to cover two years of maintenance and growth capital expenditures, the liquidity requirements of the hedge program, an allowance for downside protection on working capital assumptions, contingent liabilities (if any) and funding of 50% of the next year’s planned acquisition expenditures. Coverage ratios will be closely monitored and used as a control measure for absolute debt levels.

Financial Reporting Initiatives Reengineering of all processes, from the monthly close process through the creation of publicly-filed documents (e.g. 10-Qs, 10-K) Experienced accounting and financial reporting staff Integration of all accounting functions into Denver Upgrading systems to handle future acquisitions and growth SEC filings – current as of 10-Q filing for the third quarter of 2005 for MWE S-3 eligible in October 2006 404/SOX Completed redesign and documentation of internal controls Currently focused on testing efforts

MWE Capital Structure ($ in millions)As of June 30, 2006ActualProForma(1)Cash21.1$ 21.1$ Credit Facility369.1$ 51.0$ 2014 Senior Notes225.0225.02016 Senior Notes-200.0Total Debt594.1$ 476.0$ Partners' Capital312.1$ 439.4Total Capitalization906.2$ 915.4$ LTM EBITDA107.5$ 128.8$ Total Debt / Capitalization65.6%52.0%Total Debt / LTM EBITDA5.5x3.7xLTM EBITDA / Cash Interest Expense3.0x3.6x(1)ProForma for Financings closed on July 6, 2006 and Javelina acquisition

Andy Schroeder Distribution Analysis

Business Strategy Optimize existing assets Capture natural gas and crude oil production from existing and new customers Increase throughput at minimal incremental cost Expand operations through new construction Continue to expand asset base in primary areas of operation to meet the anticipated need for additional midstream services Capture growth from drilling in East Texas and western Oklahoma and from refineries in Corpus Christi Expand operations through acquisitions Drive Sustainable Cash Flow Continue to pursue strategic acquisitions of assets and businesses in our existing areas of operation to leverage or step-out from existing infrastructure Business StrategyProvide sustainable distributions per unit to our limited unit-holders over the long-term

MWE Distribution Coverage 3 Months Ended 6/30/06$ in millionsNet income14.1$ Plus:Depreciation and amortization11.4Other4.8Less:Sustaining capital expenditures(0.6)Distributable cash flow (DCF)29.7$ Actual distributions paid$18.7DCF / Actual distribution coverage ratio1.59xUnits outstanding16.2million

Active hedging policy to mitigate commodity price risk Target 60% – 70% fee-based and hedged Hedging time horizon is 18 – 24 months Forecasted 2006 Operating Margin Adjusted for Hedging Activity Risk Management Program Hedge PositionProductUnitsLong Positions2006%2007%2008%Natural GasMmbtu/day4,2001,57538%1,90045%3759%EthaneBbl/day3,40054516%1,19035%-0%NGLsBbl/day2,7402,47090%1,96772%1,46553%(barrels of Oil Equivalents)EthyleneMLbs/day105-0%-0%-0%PropyleneBbl/day190-0%-0%-0%

Performance or projections, and the assumptions behind them, involve a variety of risks and uncertainties, which could cause actual results to vary significantly from those expressed. Please refer to page 2 – Forward Looking Statement and the Appendix, both of which identify and discuss in greater detail significant risks and uncertainties. Distribution Coverage Sensitivity MarkWest Energy Partners is a midstream provider and because of our contract mix we have exposure to commodity price volatility. In response to analysts’ questions about the impact on distributable cash flow and coverage ratio, we want to put this sensitivity into perspective. As indicated in the following assumptions, our distributable cash flow is reasonably resilient to large swings in commodity prices. Crude declines to $55/barrel in 2009 We do not hedge in 2009 Oklahoma processing margins decline to $0.30/mcf We can increase our annualized distribution by over 20% to $4.44/unit (up from the current $3.68/unit) and still maintain a 2009 coverage ratio in excess of 1.0x

What does this all mean? Strong distribution coverage Protection against commodity price decline Retained coverage helps fund expansion capital program Hedge program in place through 2007 and into 2008 Organic growth opportunities Goal for 10% Distribution growth achievable for the foreseeable future

Closing Summary High-quality, diverse portfolio of midstream assets serving very prolific natural gas basins in the US. Ranked #1 in customer satisfaction Successful track record of accretive acquisitions and organic expansions Experienced board and management team with significant alignment of interests with unitholders Superior and sustainable Distribution growth

Q&A

Appendix

Appendix – Risk Factors MarkWest INVESTOR CONFERENCERISK FACTORS         You should carefully consider each of the risks described below, together with all of the other information contained in the MarkWest Energy Partners, L.P.’s (the “Partnership”) and MarkWest Hydrocarbon, Inc.’s (the “Company”, and singularly or collectively “MarkWest” “us”, “our” or “we”) Form 10-K’s for fiscal year 2005, and contained in the Partnership’s Form S-1Registration Statement as filed with the Securities and Exchange Commission on July 13, 2006, which documents identify and discuss in greater detail significant risks and uncertainties and other factors that could cause actual results to vary significantly from those expressed in this presentation. If any of the following risks develop into actual events, our business, financial condition or results of operations could be materially adversely affected and all or part of any investment in MarkWest could be lost.

Appendix – Risk Factors Risks Inherent in Our Business – ·        The Partnership may not have sufficient cash after the establishment of cash reserves and payment of the general partner's fees and expenses to enable it to pay distributions at the current level. ·        The Company may not have sufficient cash after the establishment of cash reserves and payment of fees, expenses, and taxes, to enable it to pay dividends at the current level. ·        If MarkWest does not make acquisitions on economically acceptable terms, future growth will be limited. ·        If MarkWest is unable to successfully integrate recent or future acquisitions, future financial performance may suffer. ·        Growing the business by constructing new pipelines and processing and treating facilities subjects us to construction risks and risks that natural gas supplies will not be available upon completion of the facilities. ·        Our substantial debt and other financial obligations could impair our financial condition, results of operations and cash flows, and our ability to fulfill our debt obligations. ·        A significant decrease in natural gas production in our areas of operation would reduce our ability to make distributions to our unitholders. ·        We depend on third parties for the natural gas and refinery off-gas we process, and the NGLs we fractionate at our facilities, and a reduction in these quantities could reduce our revenues and cash flow. ·        We derive a significant portion of our revenues from our gas processing, transportation, fractionation and storage agreements with MarkWest Hydrocarbon, and its failure to satisfy its payment or other obligations under these agreements could reduce our revenues and cash flow. ·        The fees charged to third parties under our gathering, processing, transmission, transportation, fractionation and storage agreements may not escalate sufficiently to cover increases in costs. The agreements may not be renewed or may be suspended in some circumstances. ·        We are exposed to the credit risks of our key customers, and any material nonpayment or nonperformance by our key customers could reduce our ability to make distributions to our unitholders.

Appendix – Risk Factors Risks Inherent in Our Business – ·        We may not be able to retain existing customers, or acquire new customers, which would reduce our revenues and limit our future profitability. ·        Our profitability is affected by the volatility of NGL product and natural gas prices. ·        Our commodity derivative activities may reduce our earnings, profitability and cash flows. ·        We have found material weaknesses in our internal controls that require remediation and concluded, pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, that our internal controls over financial reporting at December 31, 2005, 2004 and 2003, were not effective. If we fail to remediate any material weaknesses, we could be unable to provide timely and reliable financial information, which could have a material adverse effect on our business, results of operations or financial condition. ·        We are subject to operating and litigation risks that may not be covered by insurance. ·        Transportation on certain of our pipelines may be subject to federal or state rate and service regulation, and the imposition and/or cost of compliance with such regulation could adversely affect our profitability. ·        If we are unable to obtain new rights-of-way or the cost of renewing existing rights-of-way increases, then we may be unable to fully execute our growth strategy and our cash flows could be adversely affected. ·        We are indemnified for liabilities arising from an ongoing remediation of property on which our facilities are located and our results of operation and our ability to make payments of principal and interest on the notes could be adversely affected if the indemnifying party fails to perform its indemnification obligation. ·        Our business is subject to federal, state and local laws and regulations with respect to environmental, safety and other regulatory matters, and the violation of, or the cost of compliance with, such laws and regulations could adversely affect our profitability. ·        The amount of gas we process, gather and transmit, or the crude oil we gather and transport, may be reduced if the pipelines to which we deliver the natural gas or crude oil cannot, or will not, accept the gas or crude oil. ·        Our business would be adversely affected if operations at any of our facilities were interrupted.

Appendix – Risk Factors Risks Inherent in Our Business – ·        Due to our lack of asset diversification, adverse developments in our gathering, processing, transportation, transmission, fractionation and storage businesses would reduce our ability to make distributions to our unitholders. ·        As a result of damage caused by Hurricanes Katrina and Rita in the Gulf of Mexico and Gulf Coast regions, insurance costs related to oil and gas assets in these regions have increased significantly. We may be unable to obtain insurance on our interest in Starfish at rates we consider reasonable. ·        A shortage of skilled labor may make it difficult for us to maintain labor productivity, and competitive costs and could adversely affect our profitability. Risks Related to Our Partnership Structure - ·        Cost reimbursements and fees due our general partner may be substantial and reduce our cash available for distribution to unitholders. ·        MarkWest Hydrocarbon and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of the unitholders. ·        MarkWest Hydrocarbon and its affiliates are not limited in their ability to compete with us, which could cause conflicts of interest and limit our ability to acquire additional assets or businesses and which in turn could adversely affect our results of operations and cash available for distribution to our unitholders. ·        Unitholders have less ability to elect or remove management than holders of common stock in a corporation. ·        The control of our general partner may be transferred to a third party, and that party could replace our current management team, in each case without unitholder consent. ·        Our general partner's absolute discretion in determining the level of cash reserves may adversely affect our ability to make cash distributions to our unitholders. ·        We do not have any employees and rely solely on employees of MarkWest Hydrocarbon and its affiliates who serve as our agents. ·        We may issue additional common units without your approval, which would dilute your ownership interests.

Appendix – Risk Factors Risks Related to Our Partnership Structure ·        Our general partner has a limited call right that may require you to sell your common units at an undesirable time or price. ·        You may not have limited liability if a court finds that unitholder action constitutes control of our business. ·        The tax treatment of MarkWest Energy Partners depends upon its status as a partnership for federal income tax purposes, as well as it not being subject to entity-level taxation by states.  If the Internal Revenue Service were to treat MarkWest Energy Partners as a corporation, or if it were to become subject to entity-level taxation for state tax purposes, then its cash available for distribution would be significantly reduced.

Appendix – MWE Segment EBITDA ($ in millions) Six months ended June 30, 2006 Javelina East Texas Oklahoma Other Southwest Appalachia Michigan Total Revenue 33.8 $ 64.1 $ 110.2 $ 47.7 $ 36.4 $ 6.5 $ 298.7 $ Purchased product costs - 23.3 92.3 39.2 20.5 1.6 176.9 Net operating margin 33.8 40.8 17.9 8.5 16.0 4.9 121.8 Facility expenses 5.1 8.0 3.6 3.0 6.8 3.1 29.5 Segment EBITDA 28.7 $ 32.8 $ 14.3 $ 5.5 $ 9.2 $ 1.8 $ 92.3 $ Six months ended June 30, 2005 Javelina East Texas Oklahoma Other Southwest Appalachia Michigan Total Revenue - $ 33.9 $ 80.7 $ 40.5 $ 31.4 $ 6.3 $ 192.7 $ Purchased product costs - 10.1 71.3 33.7 17.9 1.6 134.6 Net operating margin - 23.8 9.3 6.7 13.5 4.8 58.1 Facility expenses - 5.1 2.1 2.0 8.9 2.7 20.7 Segment EBITDA - $ 18.7 $ 7.3 $ 4.8 $ 4.6 $ 2.0 $ 37.4 $

Appendix - Reconciliation of Segment EBITDA to Net Income ($ in millions)Six monthsended June 30,20062005Segment EBITDA92.3$ 37.4$ Derivatives not allocated to segments(6.7)(0.1)Selling, general and administrative not allocated to segments(17.3)(11.0)Earnings from unconsolidated affiliates2.21.0Miscellaneous income (expense)4.1(0.1)EBITDA74.627.2DD&A(22.6)(13.1)Interest expense(21.7)(8.2)Amortization of deferred financing costs(1.6)(1.0)Income before Texas margin tax28.64.9Texas margin tax(0.7)-Net Income28.0$ 4.9$

Appendix - Distributable Cash Flow Reconciliation of distributable cash flow to net income($ in millions)Six monthsended June 30,20062005Net Income28.0$ 4.9$ Depreciation, amortization and accretion22.713.1Amortization of deferred financing costs1.61.0Non-cash earnings from unconsolidated affiliates(2.2)(0.4)Contributions to unconsolidated affiliatesnet of expansion capital expenditures(5.3)-Non-cash compensation expense3.12.4Non-cash derivative activity6.7(0.1)Gain on sale of property, plant and equipment(0.3)(0.0)Sustaining capital expenditures(1.0)(1.0)Distributable cash flow53.3$ 20.0$

MarkWest’s Management Team MarkWest’s senior executives are an experienced and dedicated team of professionals, bringing together a broad range of expertise, having an average of approximately 23 years of experience in the energy and midstream natural gas industry. Combined with a sense of urgency and a commitment to serving our customers, MarkWest consistently meets and exceeds its customers’ midstream business needs, and we will steadfastly continue in that tradition. Senior Executives biographies: Frank M. Semple, President and Chief Executive Officer, joined MarkWest in November 2003. Prior to joining MarkWest, Mr. Semple served in various capacities, most recently as Chief Operating Officer, with WilTel Communications, formerly Williams Communications Group, Inc. (“WCG”). Prior to his tenure at WilTel Communications, he was Senior Vice President/General Manager of Williams Natural Gas, as well as Vice President of Marketing and Vice President of Operations and Engineering for Northwest Pipeline and Director of Product Movements and Division Manager for Williams Pipeline during his 22-year career with The Williams Companies. During his tenure at Williams Communications, he served on the board of directors for PowerTel Communications and the Competitive Telecommunications Association (Comptel). He currently serves on the board of directors for the Tulsa Zoo and the Children’s Medical Center. Mr. Semple holds a Mechanical Engineering degree from the United States Naval Academy and is a professional engineer registered in the state of Kansas. C. Corwin Bromley, Senior Vice President, General Counsel and Secretary, joined MarkWest in September 2004. Prior to that, Mr. Bromley served four years as Assistant General Counsel at Foundation Coal Holdings, Inc., and as General-Managing Operations Attorney and Senior Environmental Attorney during his 11 years at Cyprus Amax Minerals Company. Prior to that, Mr. Bromley spent four years in private practice with the law firm Popham, Haik, Schnobrich & Kaufman, P.C. Preceding his legal career, Mr. Bromley was employed by CBI, Inc. as a structural/design engineer involved in several LNG and energy projects. Mr. Bromley received his J.D. from the University of Denver and holds a B.S. in Civil Engineering from the University of Wyoming. James G. Ivey, Senior Vice President and Chief Financial Officer, just recently announced his retirement from MarkWest, to be effective October 1, 2006. Mr. Ivey joined MarkWest in June 2004. Prior to joining MarkWest, Mr. Ivey served as Treasurer of The Williams Companies and as acting Chief Financial Officer. Prior to joining Williams, Mr. Ivey held similar positions with Tenneco Gas and NORAM Energy. Prior to that, he held various engineering positions with Conoco and Fluor Corporation. He currently serves on the boards of directors for MACH Gen LLC, National Energy & Gas Transmission, Inc. and the Tulsa Boys Home. Mr. Ivey retired from the Army Reserve with the rank of colonel in early 2004. Mr. Ivey is a graduate of Texas A&M University and has an M.B.A. from the University of Houston. He is also a graduate of the Army Command and General Staff College.

Nancy K. Masten was appointed Acting Chief Financial Officer as of September 2006, having previously served as Chief Accounting Officer of MarkWest since November 2005. Previous to joining MarkWest, Ms. Masten was the Chief Financial Officer for Experimental and Applied Sciences ("EAS") in Golden, Colorado. EAS is a wholly-owned subsidiary of the Ross Product Division of Abbott Laboratories. Prior to her employment at EAS, Ms. Masten was a Vice President with TransMontaigne Inc. in Denver, Colorado. Preceding this, Ms. Masten was a Partner with Ernst & Young LLP, having spent time in the firm's Denver, London, New York and Washington, DC offices. Ms. Masten holds a B.S. in Accounting and Business Administration from the University of Kansas and is a Certified Public Accountant. John C. Mollenkopf was appointed Senior Vice President, Chief Operating Officer as of September 2006, responsible for all MarkWest business units, Northeast, Southwest and Gulf Coast operations, having previously served as Senior Vice President, Southwest Business Unit, of MarkWest since January 2004. Previously he served as Vice President, Business Development of MarkWest. Prior to that, he served as Vice President, Michigan Business Unit, of MarkWest Energy since its inception in May 2002 and in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Mollenkopf was General Manager of the Michigan Business Unit of MarkWest Hydrocarbon since 1997. He joined MarkWest Hydrocarbon in 1996 as Manager, New Projects. From 1983 to 1996, Mr. Mollenkopf worked for ARCO Oil and Gas Company, holding various positions in process and project engineering, as well as operations supervision. Mr. Mollenkopf holds a B.S. in Mechanical Engineering from the University of Colorado. Randy S. Nickerson was appointed Senior Vice President, Chief Commercial Officer as of September 2006, responsible for Business Development, Corporate Development, Gas Marketing And NGL Marketing, having previously served as Senior Vice President, Corporate Development of MarkWest since October 2003. Prior to that, Mr. Nickerson served as Executive Vice President, Corporate Development of the Partnership’s general partner since January 2003 and as Senior Vice President of the Partnership’s general partner since its inception in May 2002 and has served in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Nickerson served as MarkWest Hydrocarbon’s Vice President and the General Manager of the Appalachia Business Unit since June 1997. Mr. Nickerson joined MarkWest Hydrocarbon in July 1995 as Manager, New Projects and served as General Manager of the Michigan Business Unit from June 1996 until June 1997. From 1990 to 1995, Mr. Nickerson was a Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc. From 1984 to 1990, Mr. Nickerson worked for Chevron USA and Meridian Oil Inc. in various process and project engineering positions. Mr. Nickerson holds a B.S. in Chemical Engineering from Colorado State University. MarkWest’s Management Team

David L. Young was appointed Senior Vice President of Corporate Services as of September 2006, responsible for Information Technology, Human Resources, Technical Services and Environmental, Health and Safety, having previously served as Senior Vice President, Northeast Business Unit of MarkWest since February 1, 2004. Prior to joining MarkWest, Mr. Young spent eighteen years at The Williams Companies, Inc. in Tulsa, Oklahoma, having served most recently as Vice President and General Manager of the video services business for WilTel Communications, formerly WCG. Prior to that, Mr. Young’s management positions at The Williams Companies included serving as Senior Vice President and General Manager for Texas Gas Pipeline and Williams Central Pipeline Company. Mr. Young holds a B.S. in Petroleum Engineering from the Colorado School of Mines. Richard A. Ostberg, Vice President of Compliance, joined MarkWest in August 2005. Prior to that, Mr. Ostberg served as Vice President and Controller of Black Hills Energy. Prior to Black Hills, Mr. Ostberg spent four years with Pacific Minerals, Inc, the operator of the Bridger Coal mine and spent eight years with Deloitte & Touche in their audit practice, including two years consulting from his national office assignment in Washington DC. Mr. Ostberg holds B.S. and Masters of Accounting degrees from Utah State University. Andrew L. Schroeder, Vice President and Treasurer, joined MarkWest in February 2003. Prior to joining MarkWest, he was Director of Finance/Business Development at Crestone Energy Ventures. Prior to that, Mr. Schroeder worked at Xcel Energy for two years as Director of Corporate Financial Analysis. Prior to that, he spent seven years working with various energy companies. He began his career with Touche, Ross & Co. and spent eight years in public accounting. Mr. Schroeder was a magna cum laude graduate from the University of Colorado and holds a Masters of Taxation from the University of Denver. Mr. Schroeder is also a Certified Public Accountant licensed in the State of Colorado. Patricia A. Chapman, Assistant Treasurer and Director of Finance, joined MarkWest in January 2006. Prior to joining MarkWest, she held a similar title at Cenveo Inc., a public commercial printing concern from 1998 through 2005. For eight years prior to that, Ms. Chapman was Chief Financial Officer of First Choice Management, a Denver based staffing firm, and a mergers and acquisition consultant for four years with Coffin Capital, a Dallas M&A firm. Ms. Chapman is a Certified Treasury Professional and holds a B.S. in Business Administration and a M.B.A degree from the University of Denver. MarkWest’s Management Team

Thank You 1515 Arapahoe, Tower 2 Suite 700, Denver, CO 80202 303-290-8700 Investor Relations, toll free: 866-858-0482 Email: investorrelations@markwest.com For additional information and/or to be added to our email notifications, visit: www.markwest.com